SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 2, 2001
Date of report (Date of earliest event reported)

GalaGen Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27976	41-1719104
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Carlson Parkway, Suite 301 Minnetonka, Minnesota	55305
(Address of Principal Executive Offices)	(Zip Code)

Telephone Number: (952) 258-5500
(Registrant’s Telephone Number, Including Area Code)

Item 5.  Other Events

          In accordance with Rule 135c(d) promulgated under the Securities Act of 1933, the issuer is filing a copy of a press release it issued on April 2, 2001.

          In addition, the issuer is filing a copy of its Letter to Stockholders issued April 2, 2001.

Item 7.  Exhibits

Exhibits	Description
99.1	Press Release dated April 2, 2001.
99.2	Letter to Stockholders issued April 2, 2001.

SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2001

GALAGEN INC.
(Registrant)

By:	/s/Franklin L. Kuhar
Franklin L. Kuhar
Vice President, Chief Financial Officer and Treasurer (Principal financial and accounting officer and duly authorized signatory on behalf of the registrant)

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	Press Release dated April 2, 2001.	Filed herewith.

99.2	Letter to Stockholders issued April 2, 2001.	Filed herewith.